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                        AMENDED AND RESTATED DECLARATION
                                    OF TRUST

                                  BY AND AMONG

                            WILMINGTON TRUST COMPANY,
                              AS DELAWARE TRUSTEE,

                            WILMINGTON TRUST COMPANY,
                            AS INSTITUTIONAL TRUSTEE,

                                MORTGAGEIT, INC.,
                                   AS SPONSOR,

                                       AND

                        DONALD EPSTEIN, ANDY OCCHINO AND
                                GLENN J. MOURIDY,
                               AS ADMINISTRATORS,

                           DATED AS OF MARCH 24, 2006

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                                          TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----

                                       i

Annex I................Terms of Securities
Exhibit A-1............Form of Capital Security Certificate
Exhibit A-2............Form of Common Security Certificate

                                       ii

Exhibit B..............Specimen of Initial Debenture
Exhibit C..............Placement Agreement

                                       iii

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                          MORTGAGEIT CAPITAL TRUST III

                                 MARCH 24, 2006

      AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of March 24, 2006, by the Trustees (as defined herein), the
Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined herein) to be issued pursuant to this Declaration;

      WHEREAS, the Trustees, the Administrators and the Sponsor established
MortgageIT Capital Trust III (the "Trust"), a statutory trust under the
Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of March 20, 2006 (the "Original Declaration"), and a Certificate of Trust
filed with the Secretary of State of the State of Delaware on March 20, 2006,
for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein);

      WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

      WHEREAS, the Trustees, the Administrators and the Sponsor, by this
Declaration, amend and restate each and every term and provision of the Original
Declaration;

      NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this
Declaration constitutes the governing instrument of such statutory trust, the
Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration. The parties hereto hereby agree as follows:

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

      SECTION 1.1. DEFINITIONS. Unless the context otherwise requires:

      (a)   Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section
1.1;

      (b)   a term defined anywhere in this Declaration has the same meaning throughout;

      (c)   all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

      (d)   all references in this Declaration to Articles and Sections and
Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to
this Declaration unless otherwise specified; and

      (e)   a reference to the singular includes the plural and vice versa.

                                       C-1

      "Additional Interest" has the meaning set forth in the Indenture.

      "Administrative Action" has the meaning set forth in paragraph 4(a) of
Annex I.

      "Administrators" means each of Donald Epstein, Andy Occhino and Glenn J.
Mouridy, solely in such Person's capacity as Administrator of the Trust created and continued hereunder and not in such Person's individual capacity, or such
Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

      "Affiliate" has the same meaning as given to that term in Rule 405 of the
Securities Act or any successor rule thereunder.

      "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

      "Bankruptcy Event" means, with respect to any Person:

      (a)   a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

      (b)   such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

      "Book-Entry Capital Securities" means a Capital Security, the ownership and transfer of which shall be made through book entries by a Depositary.

      "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York City or Wilmington, Delaware are permitted or required by any applicable law or executive order to close.

      "Capital Securities" has the meaning set forth in paragraph 1(a) of Annex
I.

      "Capital Security Certificate" means a definitive Certificate in fully registered form representing a Capital Security substantially in the form of
Exhibit A-1.

      "Certificate" means any certificate evidencing Securities.

      "Closing Date" has the meaning set forth in the Placement Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                                       C-2

      "Common Securities" has the meaning set forth in paragraph 1(b) of Annex
I.

      "Common Security Certificate" means a definitive Certificate in fully registered form representing a Common Security substantially in the form of
Exhibit A-2.

      "Company Indemnified Person" means (a) any Administrator; (b) any
Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

      "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North
Market Street, Wilmington, Delaware 19890-1600, Attn: Corporate Trust
Administration.

      "Coupon Rate" has the meaning set forth in paragraph ERROR! REFERENCE
SOURCE NOT FOUND. of Annex I.

      "Covered Person" means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

      "Creditor" has the meaning set forth in Section 3.3.

      "Debenture Issuer" means MortgageIT, Inc., a New York corporation, in its capacity as issuer of the Debentures under the Indenture.

      "Debenture Trustee" means Wilmington Trust Company, as trustee under the
Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

      "Debentures" means the Floating Rate Junior Subordinated Debentures due
2036 to be issued by the Debenture Issuer under the Indenture.

      "Defaulted Interest" has the meaning set forth in the Indenture.

      "Definitive Capital Securities Certificates" means Capital Securities issued in certificated, fully registered form that are not Global Capital
Securities.

      "Delaware Trustee" has the meaning set forth in Section 4.2.

      "Depositary" means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Administrators or any successor thereto. DTC will be the initial Depositary.

      "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

      "Determination Date" has the meaning set forth in paragraph 4(a) of Annex
I.

      "Direct Action" has the meaning set forth in Section 2.8(d).

      "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

                                       C-3

      "Distribution Payment Date" has the meaning set forth in paragraph ERROR!
REFERENCE SOURCE NOT FOUND. of Annex I.

      "Distribution Period" means (i) with respect to the Distribution paid on the first Distribution Payment Date, the period beginning on (and including) the date of original issuance and ending on (but excluding) the Distribution Payment
Date in June 2006 and (ii) thereafter, with respect to a Distribution paid on each successive Distribution Payment Date, the period beginning on (and including) the preceding Distribution Payment Date and ending on (but excluding)
such current Distribution Payment Date.

      "Distribution Rate" means, for the Distribution Period beginning on (and including) the date of original issuance and ending on (but excluding) the
Distribution Payment Date in June 2006, the rate per annum of 8.56%, and for each Distribution Period beginning on or after the Distribution Payment Date in
June 2006, the Coupon Rate for such Distribution Period.

      "DTC" means The Depository Trust Company or any successor thereto.

      "Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a)   the occurrence of an Indenture Event of Default; or

      (b)   default by the Trust in the payment of any Redemption  Price or
Special  Redemption  Price of any Security when it becomes due and payable; or

      (c)   default in the performance, or breach, in any material respect, of any covenant or warranty of the Institutional Trustee in this Declaration (other than those specified in clause (a) or (b) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Institutional Trustee and to the Sponsor by the Holders of at least 25% in aggregate liquidation amount of the outstanding
Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of
Default" hereunder; or

      (d)   the occurrence of a Bankruptcy Event with respect to the
Institutional Trustee if a successor Institutional Trustee has not been appointed within 90 days thereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

      "Fiduciary Indemnified Person" shall mean each of the Institutional
Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or
Delaware Trustee and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional
Trustee or Delaware Trustee.

      "Fiscal Year" has the meaning set forth in Section 10.1.

      "Global Capital Security" means a Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

                                       C-4

      "Guarantee" means the full and unconditional guaranty by the Guarantor of the obligations of the Debenture Issuer as set forth in the Indenture.

      "Guarantor" means MortgageIT Holdings, Inc., a Maryland corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as guarantor under the Indenture.

      "Holder" means a Person in whose name a Certificate representing a
Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

      "Indemnified Person" means a Company Indemnified Person or a Fiduciary
Indemnified Person.

      "Indenture" means the Indenture dated as of the Closing Date, among the
Debenture Issuer, the Guarantor and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued, as such
Indenture and any supplemental indenture may be amended, supplemented or otherwise modified from time to time.

      "Indenture Event of Default" means an "Event of Default" as defined in the
Indenture.

      "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.3.

      "Interest" means any interest due on the Debentures including any
Additional Interest and Defaulted Interest.

      "Investment Company" means an investment company as defined in the
Investment Company Act.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Investment Company Event" has the meaning set forth in paragraph 4(a) of
Annex I.

      "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

      "Liquidation Distribution" has the meaning set forth in paragraph 3 of
Annex I.

      "Majority in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding
Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

      "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

      "Officers' Certificates" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant providing for it in this Declaration shall include:

      (a)   a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                                       C-5

      (b)   a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

      (c)   a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d)   a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Owner" means each Person who is the beneficial owner of Book-Entry
Capital Securities as reflected in the records of the Depositary or, if a
Depositary Participant is not the beneficial owner, then the beneficial owner as reflected in the records of the Depositary Participant.

      "Paying Agent" has the meaning specified in Section 6.2.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Placement Agreement" means the Placement Agreement relating to the offering and sale of Capital Securities in the form of Exhibit C.

      "Property Account" has the meaning set forth in Section 2.8(c).

      "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

      "Quorum" means a majority of the Administrators or, if there are only two
Administrators, both of them.

      "Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

      "Redemption/Distribution Notice" has the meaning set forth in paragraph
ERROR! REFERENCE SOURCE NOT FOUND. of Annex I.

      "Redemption Price" has the meaning set forth in paragraph ERROR! REFERENCE
SOURCE NOT FOUND. of Annex I.

      "Registrar" has the meaning set forth in Section 6.2.

      "Relevant Trustee" has the meaning set forth in Section 4.5(a).

      "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee,
including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Restricted Securities Legend" has the meaning set forth in Section
8.2(b).

                                       C-6

      "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

      "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

      "Securities" means the Common Securities and the Capital Securities.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

      "Special Event" has the meaning set forth in paragraph ERROR! REFERENCE
SOURCE NOT FOUND. of Annex I.

      "Special Redemption Date" has the meaning set forth in paragraph ERROR!
REFERENCE SOURCE NOT FOUND. of Annex I.

      "Special Redemption Price" has the meaning set forth in paragraph ERROR!
REFERENCE SOURCE NOT FOUND. of Annex I.

      "Sponsor" means MortgageIT, Inc., a New York corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

      "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code,
12 Del. C. SS.SS. 3801, et seq. as may be amended from time to time.

      "Successor Entity" has the meaning set forth in Section 2.15(b).

      "Successor Delaware Trustee" has the meaning set forth in Section 4.5(e).

      "Successor Institutional Trustee" has the meaning set forth in Section
4.5(b).

      "Successor Securities" has the meaning set forth in Section 2.15(b).

      "Super Majority" has the meaning set forth in paragraph ERROR! REFERENCE
SOURCE NOT FOUND. of Annex I.

      "Tax Event" has the meaning set forth in paragraph ERROR! REFERENCE SOURCE
NOT FOUND. of Annex I.

      "10% in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding
Common Securities voting separately as a class, who are the record owners of 10%
or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid
Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

      "3-Month LIBOR" has the meaning set forth in paragraph 4(a) of Annex I.

      "Transfer Agent" has the meaning set forth in Section 6.2.

      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United
States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                                       C-7

      "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account (including premium amounts, if any, owed under the terms of the Debentures), (c) rights under the Guarantee and (d) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

      "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such
Person or Persons solely in their capacity as trustees hereunder.

      "U.S. Person" means a United States Person as defined in Section
7701(a)(30) of the Code.

                                   ARTICLE II

                                  ORGANIZATION

      SECTION 2.1. NAME. The Trust is named "MortgageIT Capital Trust III," as such name may be modified from time to time by the Administrators following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the
Administrators.

      SECTION 2.2. OFFICE. The address of the principal office of the Trust is
c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street,
Wilmington, Delaware 19890-1600. On at least 10 Business Days written notice to the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or in the
District of Columbia.

      SECTION 2.3. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to invest the gross proceeds from such sale to acquire the Debentures, (c) to facilitate direct investment in the assets of the Trust through issuance of the Common Securities and the Capital
Securities and (d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

      SECTION 2.4. AUTHORITY. Except as specifically provided in this
Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the
Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the
Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The
Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The
Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

      SECTION 2.5. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section
2.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                       C-8

      SECTION 2.6. POWERS AND DUTIES OF THE TRUSTEES AND THE ADMINISTRATORS.

      (a)   The Trustees and the Administrators shall conduct the affairs of the
Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Institutional Trustee to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

            (i)     Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the issuance and sale of the Securities;

                    (B) to cause the Trust to enter into, and to execute and
            deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the
            Trust, including agreements with the Paying Agent;

                    (C) ensuring compliance with the Securities Act, applicable state securities or blue sky laws;

                    (D) the sending of notices (other than notices of default), and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                    (E) the consent to the appointment of a Paying Agent,
            Transfer Agent and Registrar in accordance with this Declaration, which consent shall not be unreasonably withheld or delayed;

                    (F) execution and delivery of the Securities in accordance with this Declaration;

                    (G) execution and delivery of closing certificates pursuant to the Placement Agreement and the application for a taxpayer identification number;

                    (H) unless otherwise determined by the Holders of a Majority in liquidation amount of the Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                    (I) the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this
            Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                    (J) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates; and

                                       C-9

                    (K) to duly prepare and file all applicable tax returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

            (ii)    As among the Trustees and the Administrators, the
      Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the establishment of the Property Account;

                    (B) the receipt and holding of legal title of the
            Debentures;

                    (C) the collection of interest, principal, premium (if any)
            and any other payments made in respect of the Debentures in the
            Property Account;

                    (D) the distribution through the Paying Agent of amounts
            owed to the Holders in respect of the Securities;

                    (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                    (F) the sending of notices of default and other information regarding the Securities and the Debentures to the Holders in
            accordance with this Declaration;

                    (G) the distribution of the Trust Property in accordance
            with the terms of this Declaration;

                    (H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the
            preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                  (I) after any Event of Default (provided that such Event of
            Default is not by or with respect to the Institutional Trustee) the taking of any action incidental to the foregoing as the
            Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the
            Holders (without consideration of the effect of any such action on any particular Holder), including the collection of any premium owed under the Debentures, if any; and

                  (J) to take all action that may be necessary for the
            preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware.

            (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in
      Section 2.6(a)(i)(D), (E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the
      Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the
      Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

      (b)   So long as this Declaration remains in effect, the Trust (or the
Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction

                                      C-10

except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration,
(ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected (x) to cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes or (y) to require the trust to register as an Investment Company under the Investment Company Act, (iv)
incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the
Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the
Holders in their capacity as Holders.

      (c)   In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this
Declaration are hereby ratified and confirmed in all respects):

            (i)     the taking of any action necessary to obtain an exemption
      from the Securities Act;

            (ii)    the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital
      Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Administrators of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

            (iii)   the negotiation of the terms of, and the execution and
      delivery of, the Placement Agreement providing for the sale of the Capital
      Securities; and

            (iv)    the taking of any other actions necessary or desirable to
      carry out any of the foregoing activities.

      (d)   Notwithstanding anything herein to the contrary, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the
Trust so that the Trust will not (i) be deemed to be an Investment Company required to be registered under the Investment Company Act, and (ii) fail to be classified as a grantor trust for United States federal income tax purposes. The
Administrators and the Holders of a Majority in liquidation amount of the Common
Securities shall not take any action inconsistent with the treatment of the
Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes. In this connection, the Administrators and the Holders of a
Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Administrators and the Holders of a Majority in liquidation amount of the Common Securities determines in their discretion to be necessary or desirable for such purposes.

      (e)   All expenses incurred by the Administrators or the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees and the
Administrators shall have no obligations with respect to such expenses (for purposes of clarification, this Section 2.6(e) does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the Trustees under this

                                      C-11

Declaration or the fees and expenses of the Trustees' counsel in connection with the closing of the transactions contemplated by this Declaration).

      (f)   The assets of the Trust shall consist of the Trust Property.

      (g)   Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee and the Administrators for the benefit of the Trust in accordance with this Declaration.

      (h)   If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 2.7. PROHIBITION OF ACTIONS BY THE TRUST AND THE INSTITUTIONAL
TRUSTEE.

      (a)   The Trust shall not, and the Institutional Trustee shall cause the
Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Institutional
Trustee shall cause the Trust not to:

            (i)     invest any proceeds received by the Trust from holding the
      Debentures, but shall distribute all such proceeds to Holders of the
      Securities pursuant to the terms of this Declaration and of the
      Securities;

            (ii)    acquire any assets other than as expressly provided herein;

            (iii)   possess Trust Property for other than a Trust purpose;

            (iv)    make any loans or incur any indebtedness other than loans
      represented by the Debentures;

            (v)     possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever other than as expressly provided herein;

            (vi)    issue any securities or other evidences of beneficial
      ownership of, or beneficial interest in, the Trust other than the
      Securities;

            (vii)   carry on any "trade or business" as that phrase is used in the Code; or

            (viii)  other than as provided in this Declaration (including Annex
      I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B)
      waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received a written opinion of counsel to the effect that such modification will not cause the
      Trust to cease to be classified as a grantor trust for United States federal income tax purposes.

                                      C-12

      SECTION 2.8. POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE.

      (a)   The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the
Trust and the Holders of the Securities. The right, title and interest of the
Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 4.5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

      (b)   The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee.

      (c)   The Institutional Trustee shall:

            (i)     establish and maintain a segregated non-interest bearing
      trust account (the "Property Account") in the name of and under the exclusive control of the Institutional Trustee, and maintained in the
      Institutional Trustee's trust department, on behalf of the Holders of the
      Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments, or cause the Paying Agent to make payments, to the Holders of the Capital Securities and Holders of the
      Common Securities from the Property Account in accordance with Section
      5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

            (ii)    engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the
      Common Securities to the extent the Debentures are redeemed or mature; and

            (iii)   upon written notice of distribution issued by the
      Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the
      Securities.

      (d)   The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust which arises out of or in connection with an Event of Default of which a Responsible Officer of the
Institutional Trustee has actual knowledge or arises out of the Institutional
Trustee's duties and obligations under this Declaration; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable
(or in the case of redemption, on the redemption date), then a Holder of the
Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, premium, if any, or interest on the
Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder directly against the Debenture Issuer and the Guarantor (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such
Holder of the Capital Securities to the extent of any payment made by the
Debenture Issuer or the Guarantor to such Holder of the Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing.

      (e)   The Institutional Trustee shall continue to serve as a Trustee until either:

                                      C-13

            (i)     the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities and this Declaration; or

            (ii)    a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 4.5.

      (f)   The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debentures under the
Indenture and, if an Event of Default occurs and is continuing, the
Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the
Securities.

      The Institutional Trustee must exercise the powers set forth in this
Section 2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

      SECTION 2.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEES AND
ADMINISTRATORS.

      (a)   The Institutional Trustee, before the occurrence of any Event of
Default and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this
Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 6.9), the
Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b)   The duties and responsibilities of the Trustees and the
Administrators shall be as provided by this Declaration. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or
Administrator to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate protection against such risk of liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or
Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to relieve an Administrator or a Trustee from liability for its own negligent act, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the
Holders, such Trustee or such Administrator shall not be liable to the Trust or to any Holder for such Trustee's or such Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustee otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the
Administrators or the Trustees.

      (c)   All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a
Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the
Administrators are not personally liable to it for any amount distributable in respect of any Security or

                                      C-14

for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this
Declaration.

      (d)   The Institutional Trustee shall not be liable for its own acts or omissions hereunder except as a result of its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i)     the Institutional Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer of the
      Institutional Trustee, unless it shall be proved that the Institutional
      Trustee was negligent in ascertaining the pertinent facts;

            (ii)    the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

            (iii)   the Institutional Trustee's sole duty with respect to the
      custody, safekeeping and physical preservation of the Debentures and the
      Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration;

            (iv)    the Institutional Trustee shall not be liable for any
      interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the
      Property Account maintained by the Institutional Trustee pursuant to
      Section 2.8(c)(i) and except to the extent otherwise required by law; and

            (v)     the Institutional Trustee shall not be responsible for
      monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional
      Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

      SECTION 2.10. CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE. Subject to the
provisions of Section 2.9:

      (a)   the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

      (b)   if (i) in performing its duties under this Declaration, the
Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the
Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the
Sponsor requesting the Sponsor's written instructions as to the course of action to be taken and the Institutional Trustee shall take

                                      C-15

such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing, in which event the Institutional Trustee shall have no liability except for its own negligence or willful misconduct;

      (c)   any direction or act of the Sponsor or the Administrators
contemplated by this Declaration shall be sufficiently evidenced by an Officers'
Certificate;

      (d)   whenever in the administration of this Declaration, the
Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the
Institutional Trustee (unless other evidence is herein specifically prescribed)
may request and conclusively rely upon an Officers' Certificate as to factual matters which, upon receipt of such request, shall be promptly delivered by the
Sponsor or the Administrators;

      (e)   the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

      (f)   the Institutional Trustee may consult with counsel of its selection
(which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the
Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

      (g)   the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such
Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the
Institutional Trustee, subject to Section 2.9(b), upon the occurrence of an
Event of Default (that has not been cured or waived pursuant to Section 6.7), to exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

      (h)   the Institutional Trustee shall not be bound to make any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

      (i)   the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

      (j)   whenever in the administration of this Declaration the Institutional
Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the
Institutional Trustee (i) may request instructions from the Holders of the
Capital Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Capital
Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right

                                      C-16

or taking such other action until such instructions are received, and (iii)
shall be fully protected in acting in accordance with such instructions;

      (k)   except as otherwise expressly provided in this Declaration, the
Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

      (l)   when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

      (m)   the Institutional Trustee shall not be charged with knowledge of an
Event of Default unless a Responsible Officer of the Institutional Trustee obtains actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, the Sponsor or the Debenture
Trustee;

      (n)   any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its
compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

      (o)   no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional
Trustee shall be construed to be a duty.

      SECTION 2.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 4.1, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators
described in this Declaration (except as may be required under the Statutory
Trust Act). Except as set forth in Section 4.1, the Delaware Trustee shall be a
Trustee for the sole and limited purpose of fulfilling the requirements of SS.
3807 of the Statutory Trust Act.

      SECTION 2.12. EXECUTION OF DOCUMENTS. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the
Statutory Trust Act, the Institutional Trustee, or any one or more of the
Administrators, as the case may be, is authorized to execute on behalf of the
Trust any documents that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

      SECTION 2.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The
recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the
Debentures or the Securities.

      SECTION 2.14. DURATION OF TRUST. The Trust, unless earlier dissolved pursuant to the provisions of Article VII hereof, shall be in existence for 35 years from the Closing Date.

                                      C-17

      SECTION 2.15. MERGERS.

      (a)   The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 2.15(b) and (c) and except in connection with the liquidation of the Trust and the distribution of the Debentures to Holders of
Securities pursuant to Section 7.1(a)(iv) of the Declaration or Section 4 of
Annex I.

      (b)   The Trust may, with the consent of the Institutional Trustee and without the consent of the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

            (i)     if the Trust is not the surviving entity, such successor
      entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust
            under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor
            Securities") so that the Successor Securities rank the same as the
            Securities rank with respect to Distributions and payments upon
            Liquidation, redemption and otherwise;

            (ii)    the Sponsor expressly appoints a trustee of the Successor
      Entity that possesses substantially the same powers and duties as the
      Institutional Trustee as the Holder of the Debentures;

            (iii)   such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

            (iv)    the Institutional Trustee receives written confirmation from
      Moody's Investor Services, Inc. and any other nationally recognized statistical rating organization that rates securities issued by a Holder of the Capital Securities at the time of such merger, consolidation, amalgamation or replacement that it will not reduce or withdraw the rating of any such securities because of such merger, conversion, consolidation, amalgamation or replacement;

            (v)     such Successor Entity has a purpose substantially identical to that of the Trust;

            (vi)    prior to such merger, consolidation, amalgamation or
      replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities)
            in any material respect;

                    (B) following such merger, consolidation, amalgamation or
            replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                      C-18

                    (C) following such merger, consolidation, amalgamation or
            replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

            (vii)   the Sponsor owns 100% of the common securities of any
      Successor Entity; and

            (viii)  prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officers'
      Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent under this Section 2.15(b) to such transaction have been satisfied.

      (c)   Notwithstanding Section 2.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the
Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE III

                                     SPONSOR

      SECTION 3.1. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date,
the Sponsor will purchase all of the Common Securities issued by the Trust in an amount at least equal to 3% of the capital of the Trust, at the same time as the
Capital Securities are sold.

      SECTION 3.2. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrators to engage in, the following activities:

      (a)   to determine the States in which to take appropriate action to qualify the Trust or to qualify or register for sale all or part of the Capital
Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States, to protect the limited liability of the Holders of the
Capital Securities or to enable the Trust to effect the purposes for which it was created; and

      (b)   to negotiate the terms of and/or execute on behalf of the Trust, the
Placement Agreement and other related agreements providing for the sale of the
Capital Securities and the Common Securities.

      SECTION 3.3. EXPENSES. In connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Securities by the Trust, the Sponsor, in its capacity as Debenture Issuer, shall:

      (a)   pay all reasonable costs and expenses owing to the Debenture Trustee pursuant to Section 6.6 of the Indenture;

      (b)   be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust, the offering, sale and issuance of the Securities (including fees to the placement agents in connection therewith), the costs and expenses (including

                                      C-19

reasonable counsel fees and expenses) of the Institutional Trustee and the
Administrators, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, Transfer Agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders (for purposes of clarification, this Section 3.3(b)
does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the Trustees pursuant to the services to be provided by the Trustees under this Declaration or the fees and expenses of the
Trustees' counsel in connection with the closing of the transactions contemplated by this Declaration); and

      (c)   pay any and all taxes (other than United States withholding taxes required to be withheld that are attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

      The Sponsor's obligations under this Section 3.3 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 3.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the
Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this
Section 3.3.

      SECTION 3.4. RIGHT TO PROCEED. The Sponsor acknowledges the rights of
Holders to institute a Direct Action as set forth in Section 2.8(d) hereto.

                                   ARTICLE IV

                    INSTITUTIONAL TRUSTEE AND ADMINISTRATORS

      SECTION 4.1. NUMBER OF TRUSTEES. The number of Trustees shall initially be two, and;

      (a)   at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

      (b)   after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holder of the
Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section 4.2; and there shall always be one Trustee who shall be the
Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 2.11 shall have no application to such entity in its capacity as Institutional Trustee.

      SECTION 4.2. DELAWARE TRUSTEE; ELIGIBILITY.

      (a)   If required by the Statutory Trust Act, one Trustee (the "Delaware
Trustee") shall be:

            (i)     a natural person at least 21 years of age who is a resident of the State of Delaware; or

            (ii)    if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of
      Columbia, has its principal place of business in the

                                      C-20

      State of Delaware, and otherwise meets the requirements of applicable law, including SS. 3807 of the Statutory Trust Act.

      (b)   The initial Delaware Trustee shall be Wilmington Trust Company.

      SECTION 4.3. INSTITUTIONAL TRUSTEE; ELIGIBILITY.

      (a)   There shall at all times be one Institutional Trustee which shall:

            (i)     not be an Affiliate of the Sponsor;

            (ii)    not offer or provide credit or credit enhancement to the
      Trust; and

            (iii)   be a banking corporation or trust company organized and
      doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000.00), and subject to supervision or examination by Federal, state, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
      Section 4.3(a)(iii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      (b)   If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.5.

      (c)   If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act of
1939, as amended, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this
Declaration.

      (d)   The initial Institutional Trustee shall be Wilmington Trust Company.

      SECTION 4.4. ADMINISTRATORS. Each Administrator shall be a U.S. Person, 21 years of age or older and authorized to bind the Sponsor. The initial
Administrators shall be Donald Epstein, Andy Occhino and Glenn J. Mouridy. There
shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this
Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the
Administrators may be exercised by, or with the consent of, any one such
Administrator.

      SECTION 4.5. APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES AND
ADMINISTRATORS.

      (a)   No resignation or removal of any Trustee (the "Relevant Trustee")
and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 4.5.

      (b)   Subject to Section 4.5(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a successor Relevant Trustee. Upon the resignation of the
Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the

                                      C-21

successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the
"Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by this Section 4.5 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of
Columbia court of competent jurisdiction for the appointment of a successor
Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional
Trustee shall have no liability for the selection of such successor pursuant to this Section 4.5.

      (c)   Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in liquidation amount of the Common Securities. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in
liquidation amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Trustee shall comply with the applicable requirements of this Section 4.5. If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the
Relevant Trustee (in its individual capacity and on behalf of the Trust). If any
Trustee shall be so removed, the Holders of Capital Securities, by act of the
Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of this Section 4.5. If no successor Relevant
Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 4.5 within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

      (d)   The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all
Holders and to the Sponsor. Each notice shall include the name of the successor
Relevant Trustee and the address of its Corporate Trust Office if it is the
Institutional Trustee.

      (e)   Notwithstanding the foregoing or any other provision of this
Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the
Institutional Trustee following the procedures in this Section 4.5 (with the successor being a Person who satisfies the eligibility requirement for a
Delaware Trustee set forth in this Declaration) (the "Successor Delaware
Trustee").

      (f)   In case of the appointment hereunder of a successor Relevant
Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a)
shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the
Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such
Relevant Trustees co-trustees and upon the execution and delivery of such amendment the

                                      C-22

resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all
Trust Property, all proceeds thereof and money held by such retiring Relevant
Trustee hereunder with respect to the Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant
Trustee.

      (g)   No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor
Delaware Trustee, as the case may be.

      (h)   The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

      (i)   Any successor Delaware Trustee shall file an amendment to the
Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

      SECTION 4.6. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section
4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the
Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.5.

      SECTION 4.7. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a
Trustee in accordance with Section 4.5, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

      SECTION 4.8. MEETINGS OF THE TRUSTEES AND THE ADMINISTRATORS. Meetings of
the Administrators shall be held from time to time upon the call of an
Administrator. Regular meetings of the Administrators may be held in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Administrators. Notice of any in-person meetings of the
Trustees with the Administrators or meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees with the Administrators or meetings of the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where the Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the
Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. Meetings of the Trustees and the
Administrators together shall be held from time to time upon the call of any
Trustee or an Administrator.

                                      C-23

      SECTION 4.9. DELEGATION OF POWER.

      (a)   Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents contemplated in Section 2.6; and

      (b)   the Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

      SECTION 4.10. CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any
Person into which the Institutional Trustee or the Delaware Trustee may be
merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the
Institutional Trustee or the Delaware Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the
Institutional Trustee or the Delaware Trustee shall be the successor of the
Institutional Trustee or the Delaware Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section
4.5(i).

                                   ARTICLE V

                                  DISTRIBUTIONS

      SECTION 5.1. DISTRIBUTIONS. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities.
Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of Interest or any principal or premium, if any, on the Debentures held by the Institutional
Trustee, the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of such amounts to Holders.

                                   ARTICLE VI

                             ISSUANCE OF SECURITIES

      SECTION 6.1. GENERAL PROVISIONS REGARDING SECURITIES.

      (a)   The Administrators shall, on behalf of the Trust, issue one series of capital securities substantially in the form of Exhibit A-1 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I and one series of common securities substantially in the form of Exhibit A-2 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities
rank pari passu to, and payment thereon shall be made Pro Rata with, the Common
Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities as set forth in Annex I.

      (b)   The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any

                                      C-24

Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such
Administrator, and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be an
Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital
Security shall not be valid until authenticated by the facsimile or manual signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one
Administrator, the Institutional Trustee shall authenticate the Capital
Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Capital Securities. A Common Security need not be so authenticated.

      (c)   The Capital Securities issued to QIBs shall be, except as provided in Section 6.4, Book-Entry Capital Securities issued in the form of one or more
Global Capital Securities registered in the name of the Depositary or its nominee and deposited with the Depositary or a custodian for the Depositary for credit by the Depositary to the respective accounts of the Depositary
Participants thereof (or such other accounts as they may direct). The Capital
Securities issued to a Person other than a QIB shall be issued in the form of a
Definitive Capital Securities Certificate.

      (d)   The consideration received by the Trust for the issuance of the
Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

      (e)   Upon issuance of the Securities as provided in this Declaration, the
Securities so issued shall be deemed to be validly issued, fully paid and, except as provided in Section 9.1(b) with respect to the Common Securities, non-assessable.

      (f)   Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

      SECTION 6.2. PAYING AGENT, TRANSFER AGENT AND REGISTRAR. The Trust shall maintain in Wilmington, Delaware, an office or agency where the Capital
Securities may be presented for payment ("Paying Agent"), and an office or agency where Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities, transfers and exchanges of Securities, such register to be held by a registrar
(the "Registrar"). The Administrators may appoint the Paying Agent, the
Registrar and the Transfer Agent and may appoint one or more additional Paying
Agents or one or more co-Registrars, or one or more co Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any additional registrar or co Registrar and the term "Transfer Agent" includes any additional transfer agent. The Administrators may change any Paying Agent, Transfer Agent or
Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying
Agent, Transfer Agent and Registrar not a party to this Declaration. The
Administrators hereby initially appoint the Institutional Trustee to act as
Paying Agent, Transfer Agent and Registrar for the Capital Securities and the
Common Securities. The Institutional Trustee or any of its Affiliates in the
United States may act as Paying Agent, Transfer Agent or Registrar.

      SECTION 6.3. FORM AND DATING. The Capital Securities and the Institutional
Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be

                                      C-25

produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit
A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated on or before the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in
Exhibit A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators
and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.00 and any multiple of $1,000.00 in excess thereof.

      The Capital Securities are being offered and sold by the Trust pursuant to the Placement Agreement in definitive, registered form without coupons and with the Restricted Securities Legend.

      SECTION 6.4. BOOK-ENTRY CAPITAL SECURITIES.

      (a)   A Global Capital Security may be exchanged, in whole or in part, for
Definitive Capital Securities Certificates registered in the names of Owners only if such exchange complies with Article VIII and (i) the Depositary advises the Administrators and the Institutional Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Global Capital Security, and no qualified successor is appointed by the Administrators within ninety (90) days of receipt of such notice, (ii)
the Depositary ceases to be a clearing agency registered under the Exchange Act and the Administrators fail to appoint a qualified successor within ninety (90)
days of obtaining knowledge of such event, (iii) the Administrators at their option advise the Institutional Trustee in writing that the Trust elects to terminate the book-entry system through the Depositary, or (iv) an Indenture
Event of Default has occurred and is continuing. Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) above, the Administrators shall notify the Depositary and instruct the Depositary to notify all Owners of
Book-Entry Capital Securities and the Institutional Trustee of the occurrence of such event and of the availability of Definitive Capital Securities Certificates to Owners of the Capital Securities requesting the same. Upon the issuance of
Definitive Capital Securities Certificates, the Administrators and the
Institutional Trustee shall recognize the Holders of the Definitive Capital
Securities Certificates as Holders. Notwithstanding the foregoing, if an Owner of a beneficial interest in a Global Capital Security wishes at any time to transfer an interest in such Global Capital Security to a Person other than a
QIB, such transfer shall be effected, subject to the Applicable Depositary
Procedures, in accordance with the provisions of this Section 6.4 and Article
VIII, and the transferee shall receive a Definitive Capital Securities
Certificate in connection with such transfer. A holder of a Definitive Capital
Securities Certificate that is a QIB may upon request, and in accordance with the provisions of this Section 6.4 and Article VIII, exchange such Definitive
Capital Securities Certificate for a beneficial interest in a Global Capital
Security.

      (b)   If any Global Capital Security is to be exchanged for Definitive
Capital Securities Certificates or canceled in part, or if any Definitive
Capital Securities Certificate is to be exchanged in whole or in part for any
Global Capital Security, then either (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Section 6.4 and
Article VIII or (ii) the aggregate liquidation amount represented by such Global
Capital Security shall be reduced, subject to Section 6.3, or increased by an amount equal to the liquidation amount represented by that portion of the Global
Capital Security to be so exchanged or canceled, or equal to the liquidation amount represented by such Definitive Capital Securities Certificates to be so exchanged for any Global Capital Security, as the

                                      C-26

case may be, by means of an appropriate adjustment made on the records of the
Registrar, whereupon the Institutional Trustee, in accordance with the
Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records.
Upon any such surrender to the Administrators or the Registrar of any Global
Capital Security or Securities by the Depositary, accompanied by registration instructions, the Administrators, or any one of them, shall execute the
Definitive Capital Securities Certificates in accordance with the instructions of the Depositary. None of the Registrar, Administrators, or the Institutional
Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

      (c)   Every Definitive Capital Securities Certificate executed and delivered upon registration or transfer of, or in exchange for or in lieu of, a
Global Capital Security or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Capital Security, unless such Definitive
Capital Securities Certificate is registered in the name of a Person other than the Depositary for such Global Capital Security or a nominee thereof.

      (d)   The Depositary or its nominee, as registered owner of a Global
Capital Security, shall be the Holder of such Global Capital Security for all purposes under this Declaration and the Global Capital Security, and Owners with respect to a Global Capital Security shall hold such interests pursuant to the
Applicable Depositary Procedures. The Registrar, the Administrators and the
Institutional Trustee shall be entitled to deal with the Depositary for all purposes of this Declaration relating to the Global Capital Securities
(including the payment of the liquidation amount of and Distributions on the
Book-Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Capital Securities represented thereby and the giving of notices) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Owners thereof. None of the Administrators, the Institutional Trustee nor the Registrar shall have any liability in respect of any transfers effected by the Depositary.

      (e)   The rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Owners and the Depositary and/or the Depositary Participants; provided, however, solely for the purpose of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, to the extent that Capital Securities are represented by a
Global Capital Security, the Administrators and the Institutional Trustee may
conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Institutional Trustee by the
Depositary setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part. To the extent that
Capital Securities are represented by a Global Capital Security, the initial
Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Capital Securities that are represented by a Global Capital Security to such Depositary Participants, and none of the
Sponsor, the Administrators or the Institutional Trustee shall have any responsibility or obligation with respect thereto.

      (f)   To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as Capital Securities are represented by a Global Capital Security, the Administrator and the
Institutional Trustee shall give all such notices and communications to the
Depositary, and shall have no obligations to the Owners.

      SECTION 6.5. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

      If:

                                      C-27

      (a)   any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

      (b)   there shall be delivered to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, an Administrator on behalf of the Trust shall execute
(and in the case of a Capital Security Certificate, the Institutional Trustee
shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 6.5, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this
Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 6.6. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Administrators may prepare and, in the case of the Capital
Securities, the Institutional Trustee shall authenticate, temporary Securities.
Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, definitive Securities in exchange for temporary Securities.

      SECTION 6.7. CANCELLATION. The Administrators at any time may deliver
Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled
Securities as the Administrators direct. The Administrators may not issue new
Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

      SECTION 6.8. CUSIP NUMBERS. The Trust in issuing the Securities may use
"CUSIP" numbers (if then generally in use), and, if so, the Institutional
Trustee shall use CUSIP numbers in notice of redemption as a convenience to
Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that identification numbers printed on the Securities and any such redemption shall not be affected by any defect in or omission of such numbers. The Trust shall promptly notify the Institutional Trustee in writing of any change in the CUSIP numbers.

      SECTION 6.9. RIGHTS OF HOLDERS; WAIVERS OF PAST DEFAULTS.

      (a)   The legal title to the Trust Property is vested exclusively in the
Institutional Trustee (in its capacity as such) in accordance with Section 2.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their
Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The
Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no preemptive or similar rights.

      (b)   For so long as any Capital Securities remain outstanding, if upon an
Indenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the
Holders of a Majority in liquidation amount of the Capital Securities then outstanding shall

                                      C-28

have the right to make such declaration by a notice in writing to the
Institutional Trustee, the Sponsor, the Debenture Trustee and the Guarantor.

      At any time after a declaration of acceleration with respect to the
Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the
Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such declaration and waive such default, the Holders of a Majority in liquidation amount of the Capital Securities, by written notice to the
Institutional Trustee, the Sponsor, the Guarantor and the Debenture Trustee, may
rescind and annul such declaration and its consequences if:

            (i)     the Debenture Issuer or the Guarantor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                    (A) all overdue installments of interest on all of the
            Debentures,

                    (B) any accrued Additional Interest on all of the
            Debentures,

                    (C) the principal of (and premium, if any, on) any
            Debentures that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Debentures, and

                    (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses,
            disbursements and advances of the Debenture Trustee and the
            Institutional Trustee, their agents and counsel; and

            (ii)    all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in
      Section 5.7 of the Indenture.

      The Holders of at least a Majority in liquidation amount of the Capital
Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture or any Indenture Event of Default, except a default or Indenture Event of Default in the payment of principal (and premium, if any)or interest on the Debentures (unless such default or Indenture Event of
Default has been cured and a sum sufficient to pay all matured installments of interest, principal and premium, if any, due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default under the Indenture or an Indenture Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such waiver shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining
Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional
Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date;
provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant

                                      C-29

to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.9.

      (c)   Except as otherwise provided in paragraphs (a) and (b) of this
Section 6.9, the Holders of at least a Majority in liquidation amount of the
Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                  ARTICLE VII

                      DISSOLUTION AND TERMINATION OF TRUST

      SECTION 7.1. DISSOLUTION AND TERMINATION OF TRUST.

      (a)   The Trust shall dissolve on the first to occur of:

            (i)     unless earlier dissolved, on March 24, 2041, the expiration of the term of the Trust;

            (ii)    upon a Bankruptcy Event with respect to the Sponsor, the
      Trust, the Debenture Issuer or the Guarantor;

            (iii)   upon the filing of a certificate of dissolution or its
      equivalent with respect to the Sponsor (other than in connection with a merger, consolidation or similar transaction not prohibited by the
      Indenture or this Declaration, as the case may be) or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

            (iv)    upon the distribution of the Debentures to the Holders of
      the Securities, upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

            (v)     upon the entry of a decree of judicial dissolution of the
      Holder of the Common Securities, the Sponsor, the Trust, the Debenture
      Issuer or the Guarantor;

            (vi)    when all of the Securities shall have been called for
      redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;
      or

            (vii)   before the issuance of any Securities, with the consent of all of the Trustees and the Sponsor.

      (b)   As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the
Trust as required by applicable law, including of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Institutional Trustee shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

      (c)   The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                      C-30

                                  ARTICLE VIII

                              TRANSFER OF INTERESTS

      SECTION 8.1. GENERAL.

      (a)   Subject to Section 8.1(c), where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

      (b)   Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and for so long as the Securities remain outstanding, and to the fullest extent permitted by applicable law, the Sponsor shall maintain 100% ownership of the Common
Securities; provided, however, that any permitted successor of the Sponsor, in its capacity as Debenture Issuer, under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

      (c)   Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

      (d)   The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities of the same tenor to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 6.7. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

      (e)   The Trust shall not be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business fifteen days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the
Securities to be redeemed, or (ii) to register the transfer or exchange of any
Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      SECTION 8.2. TRANSFER PROCEDURES AND RESTRICTIONS.

      (a)   The Capital Securities shall bear the Restricted Securities Legend, which shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel satisfactory to the Institutional Trustee, as may be reasonably required by the Trust, that

                                      C-31

neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the
Securities Act. Upon provision of such satisfactory evidence, the Institutional
Trustee, at the written direction of the Trust, shall authenticate and deliver
Capital Securities that do not bear the legend.

      (b)   Except as permitted by Section 8.2(a), each Capital Security shall bear a legend (the "Restricted Securities Legend") in substantially the following form and a Capital Security shall not be transferred except in compliance with such legend, unless otherwise determined by the Sponsor, upon the advice of counsel expert in securities law, in accordance with applicable law:

            [IF THE CAPITAL SECURITY IS TO BE GLOBAL CAPITAL SECURITY- THIS
      CAPITAL SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE
      DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE
      DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS CAPITAL
      SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF
      A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES
      DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY
      (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY DTC TO A
      NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC)
      MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

            UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED
      REPRESENTATIVE OF DTC TO MORTGAGEIT CAPITAL TRUST III OR ITS AGENT FOR
      REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY
      ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
      REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON
      IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
      AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
      HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS
      THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
      1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR ANY
      OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR
      PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED,
      PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
      REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
      THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE
      STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE
      HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A)
      TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT
      HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM
      THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A
      TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY
      IS ELIGIBLE FOR RESALE

                                      C-32

      PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S.
      PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904
      (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN
      INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)
      OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL
      SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL
      ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR
      FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE
      SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE
      REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR'S
      AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE
      THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER
      INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE
      DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR
      THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE
      CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE TRUST THAT
      (A) THIS SECURITY MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I)
      TO THE TRUST OR (II) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A
      "QUALIFIED PURCHASER" (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT
      COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY
      PURCHASER OF ANY CAPITAL SECURITIES FROM IT OF THE RESALE RESTRICTIONS
      REFERRED TO IN (A) ABOVE.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES,
      REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL
      RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE
      EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
      SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")
      (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN
      ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON
      INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR
      ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR
      EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED
      TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER
      APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT
      PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH
      RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE
      SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY
      ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE
      BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO
      WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON
      ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON
      OR

                                      C-33

      ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE
      SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED
      TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR
      WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

            THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS
      HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES)
      AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF
      SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00
      SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

            THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE
      FOREGOING RESTRICTIONS.

      (c)   To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

      (d)   Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the
Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

      (e)   All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

      SECTION 8.3. DEEMED SECURITY HOLDERS. The Trust, the Administrators, the
Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the
Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the
Securities represented by such Certificate for purposes of receiving
Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such
Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the
Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
             HOLDERS OF SECURITIES, INSTITUTIONAL TRUSTEE OR OTHERS

      SECTION 9.1. LIABILITY.

      (a)   Except as expressly set forth in this Declaration and the terms of the Securities, the Sponsor shall not be:

            (i)     personally liable for the return of any portion of the
      capital contributions (or any return thereon) of the Holders of the
      Securities which shall be made solely from assets of the Trust; or

                                      C-34

            (ii)    required to pay to the Trust or to any Holder of the
      Securities any deficit upon dissolution of the Trust or otherwise.

      (b)   The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the
            Securities) to the extent not satisfied out of the Trust's assets.

      (c)   Pursuant to the Statutory Trust Act, the Holders of the Capital
            Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of
            Delaware.

      SECTION 9.2. EXCULPATION.

      (a)   No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such
Indemnified Person in good faith on behalf of the Trust and in a manner such
Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

      (b)   An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified
Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of
Securities might properly be paid.

      SECTION 9.3. FIDUCIARY DUTY.

      (a)   To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the
Trust or to any other Covered Person, an Indemnified Person acting under this
Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified
Person.

      (b)   Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

            (i)     in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

            (ii)    in its "good faith" or under another express standard, the
      Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                                      C-35

      SECTION 9.4. INDEMNIFICATION.

      (a)   The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an
Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      (b)   The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the
Trust to procure a judgment in its favor arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an Indemnified Person against expenses (including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which such
Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

      (c)   To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section
9.4, or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

      (d)   Any indemnification of an Administrator under paragraphs (a) and (b)
of this Section 9.4 (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and
(b). Such determination shall be made (i) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (iii) by the Common Security
Holder of the Trust.

      (e)   To the fullest extent permitted by law, expenses (including reasonable attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4 shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified
Person to repay such amount if it shall ultimately be

                                      C-36

determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4. Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested
Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the
Trust, that, based upon the facts known to the Administrators, counsel or the
Common Security Holder at the time such determination is made, such Indemnified
Person acted in bad faith or in a manner that such Indemnified Person did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrators, independent legal counsel or the Common
Security Holder reasonably determine that such Indemnified Person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

      (f)   The Trustees, at the sole cost and expense of the Sponsor, retain the right to representation by counsel of their own choosing, which counsel shall be approved by Sponsor, approval of which may not be unreasonably withheld, in any action, suit or any other proceeding for which they are indemnified under paragraphs (a) and (b) of this Section 9.4, without affecting their right to indemnification hereunder or waiving any rights afforded to it under this Declaration or applicable law.

      (g)   The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security
Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

      (h)   The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4.

      (i)   For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section
9.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

      (j)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, (i) continue as to a Person who has ceased to be an
Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person; and (ii) survive the termination or expiration of this Declaration or the earlier removal or resignation of an Indemnified
Person.

      SECTION 9.5. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the
Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the
Trust

                                      C-37

and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware
Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the
Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the
Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

      SECTION 9.6. COMPENSATION; FEE. The Sponsor agrees:

      (a)   to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time
(which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

      (b)   except as otherwise expressly provided herein, to reimburse the
Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this
Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct.

      For purposes of clarification, this Section 9.6 does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the
Trustees under this Declaration or the fees and expenses of the Trustees'
counsel in connection with the closing of the transactions contemplated by this
Declaration.

      The provisions of this Section 9.6 shall survive the dissolution of the
Trust and the termination of this Declaration and the removal or resignation of any Trustee.

      No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 9.6.

                                   ARTICLE X

                                   ACCOUNTING

      SECTION 10.1. FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

      SECTION 10.2. CERTAIN ACCOUNTING MATTERS.

      (a)   At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept at the principal office of the Trust in the
United States, as defined for purposes of Treasury Regulations section
301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained, at the Sponsor's expense, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon (either separately or as part of the Sponsor's regularly prepared consolidated financial report) as of the end of

                                      C-38

each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

      (b)   The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Internal Revenue Service Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each
Holder as is required by the Code and the Treasury Regulations. Notwithstanding
any right under the Code to deliver any such statement at a later date, the
Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

      (c)   The Administrators, at the Sponsor's expense, shall cause to be duly prepared at the principal office of the Sponsor in the United States, as `United
States' is defined in Section 7701(a)(9) of the Code (or at the principal office of the Trust if the Sponsor has no such principal office in the United States), and filed an annual United States federal income tax return on an Internal
Revenue Service Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

      SECTION 10.3. BANKING. The Trust shall maintain in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the
Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

      SECTION 10.4. WITHHOLDING. The Institutional Trustee or any Paying Agent
and the Administrators shall comply with all withholding requirements under
United States federal, state and local law. The Institutional Trustee or any
Paying Agent shall request, and each Holder shall provide to the Institutional
Trustee or any Paying Agent, such forms or certificates as are necessary to establish a complete exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the
Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless a complete exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a
Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

      SECTION 10.5. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                                      C-39

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

      SECTION 11.1. AMENDMENTS.

      (a)   Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed (i) by the Institutional Trustee, or
(ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, by the Delaware Trustee.

      (b)   Notwithstanding any other provision of this Article XI, an amendment may be made, and any such purported amendment shall be valid and effective only if:

            (i)     the Institutional Trustee shall have first received

                    (A) an Officers' Certificate from each of the Trust and the
            Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);
            and

                    (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the
            Securities); and

            (ii)    the result of such amendment would not be to

                    (A) cause the Trust to cease to be classified for purposes of United States federal income taxation as a grantor trust; or

                    (B) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

      (c)   Except as provided in Section 11.1(d), (e) or (h), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

      (d)   In addition to and notwithstanding any other provision in this
Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the
Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or change any conversion or exchange provisions or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

      (e)   Sections 9.1(b) and 9.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

      (f)   Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

      (g)   The rights of the Holders of the Capital Securities under Article IV to appoint and remove Trustees shall not be amended without the consent of the
Holders of a Majority in liquidation amount of the Capital Securities.

                                      C-40

      (h)   This Declaration may be amended by the Institutional Trustee and the
Holders of a Majority in liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

            (i)     cure any ambiguity;

            (ii)    correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this
      Declaration;

            (iii)   add to the covenants, restrictions or obligations of the
      Sponsor; or

            (iv)    modify, eliminate or add to any provision of this
      Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an
      Investment Company (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment
      Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority)
      which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of Securities;

      provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) or (iv) shall adversely affect in any material respect the powers, preferences or special rights of Holders of Capital
Securities.

      SECTION 11.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN
CONSENT.

      (a)   Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities)
to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the terms of the
Securities. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the
Administrators one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those
Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

      (b)   Except to the extent otherwise provided in the terms of the
Securities, the following provisions shall apply to meetings of Holders of the
Securities:

            (i)     notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the
      Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the
      Holders of the Securities entitled to vote who have not consented in writing. The Administrators may specify

                                      C-41

      that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the
      Trust within the time specified by the Administrators;

            (ii)    each Holder of a Security may authorize any Person to act
      for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.
      Every proxy shall be revocable at the pleasure of the Holder of the
      Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a
      Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the
      Administrators may designate; and

            (iii)   unless the Statutory Trust Act, this Declaration, or the
      terms of the Securities otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the
      Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury
      Regulations section 301.7701-7).

                                  ARTICLE XII

        REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND THE DELAWARE TRUSTEE

      SECTION 12.1. REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE. The
initial Institutional Trustee represents and warrants to the Trust and to the
Sponsor at the date of this Declaration, and each Successor Institutional
Trustee represents and warrants to the Trust and the Sponsor at the time of the
Successor Institutional Trustee's acceptance of its appointment as Institutional
Trustee, that:

      (a)   the Institutional Trustee is a Delaware banking corporation with trust powers, duly organized and validly existing under the laws of the State of
Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

      (b)   the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

      (c)   the execution, delivery and performance of this Declaration by the
Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

                                      C-42

      (d)   no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

      SECTION 12.2. REPRESENTATIONS OF THE DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the
Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the
Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

      (a)   if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of
Delaware;

      (b)   if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This
Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court
(regardless of whether considered in a proceeding in equity or at law);

      (c)   if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

      (d)   it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

      (e)   no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

      (f)   the Delaware Trustee is a natural person who is a resident of the
State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a
Person that satisfies for the Trust the requirements of Section 3807 of the
Statutory Trust Act.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.1. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

      (a)   if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

            MortgageIT Capital Trust III
            c/o MortgageIT, Inc.
            33 Maiden Lane
            New York, New York 10038

                                      C-43

            Attention: Chief Financial Officer
            Telecopy: 212-651-7738

      (b)   if given to the Delaware Trustee, at the Delaware Trustee's mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-1600
            Attention: Corporate Trust Administration
            Telecopy: 302-636-4140

      (c)   if given to the Institutional Trustee, at the Institutional
Trustee's mailing address set forth below (or such other address as the
Institutional Trustee may give notice of to the Holders of the Securities):

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-1600
            Attention: Corporate Trust Administration
            Telecopy: 302-636-4140

      (d)   if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

            MortgageIT, Inc.
            33 Maiden Lane
            New York, New York 10038
            Attention: Chief Financial Officer
            Telecopy: 212-651-7738

      (e)   if given to any other Holder, at the address set forth on the books and records of the Trust.

      All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

      SECTION 13.2. GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of
Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this
Declaration any provision of the laws (statutory or common) of the State of
Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing

                                      C-44

with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, or (f)
restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets.

      SECTION 13.3. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

      SECTION 13.4. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

      SECTION 13.5. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this
Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

      SECTION 13.6. PARTIAL ENFORCEABILITY. If any provision of this
Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      SECTION 13.7. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                     Signatures appear on the following page

                                      C-45

      IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                  WILMINGTON TRUST COMPANY,
                                  as Delaware Trustee

                                  By: /s/ Christopher J. Slaybaugh
                                      ------------------------------------------
                                          Name: Christopher J. Slaybaugh
                                          Title: Senior Financial Services Officer

                                  WILMINGTON TRUST COMPANY,
                                  as Institutional Trustee

                                  By: /s/ Christopher J. Slaybaugh
                                      ------------------------------------------
                                          Name: Christopher J. Slaybaugh
                                          Title: Senior Financial Services Officer

                                  MORTGAGEIT, INC., as Sponsor

                                  By: /s/ Doug W. Naidus
                                      ------------------------------------------
                                          Name: Doug W. Naidus
                                          Title: Chief Executive Officer

                                  ADMINISTRATORS OF MORTGAGEIT CAPITAL TRUST III

                                  By: /s/ Donald Epstein
                                      ------------------------------------------
                                          Donald Epstein, Administrator

                                  By: /s/ Andy Occhino
                                      ------------------------------------------
                                          Andy Occhino, Administrator

                                  By: /s/ Glenn J. Mouridy
                                      ------------------------------------------
                                          Glenn J. Mouridy, Administrator

                                      C-46